UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 15, 2017

YULONG ECO-MATERIALS LIMITED

(Exact name of registrant as specified in charter)

Cayman Islands	001-37459	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Eastern End of Xiwuzhuang Village

Jiaodian Town, Xinhua Area

Pingdingshan, HenanProvince

People’s Republic of China 467091

(Address of Principal Executive Offices) (Zip code)

+86-375-8888988

(Registrant’s Telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 15, 2017, Yulong Eco-Materials Limited (the “Company”) determines that it qualifies as a “foreign private issuer” as defined under Rule 3b-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, effective immediately after the filing of this Form 8-K, the Company will begin reporting under the Exchange Act as a foreign private issuer, including the filing of annual reports on Form 20-F and current reports on Form 6-K.

The Company is working closely with its auditors and counsel to file the delinquent reports including the annual report on Form 10-K for the year ended June 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Yulong Eco-Materials Limited

Dated: May 15, 2017	By:	/s/ Yulong Zhu
Yulong Zhu
Chief Executive Officer

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